UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2014

TELESTONE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32503	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Floor 10, China Ruida Plaza

No. 74 Lugu Road

Shi Jingshan District

Beijing, People’s Republic of China 100040

(Address of principal executive offices)

Registrant’s telephone number, including area code (86)-10-6860-8335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Telestone Technologies Corporation (the “Company”) is announcing its unaudited preliminary results for the fiscal year ended December 31, 2012.

See Exhibit 99.1 for the Company’s Summary Statements of Operations (unaudited) for the years ended December 31, 2012 and 2011, Summary Consolidated Balance Sheets (unaudited) as of December 31, 2012 and 2011 and Summary Consolidated Statements of Cash Flows (unaudited) for the years ended December 31, 2012 and 2011.

This Current Report on Form 8-K contains forward-looking statements. These statements are based on management’s current expectations and involve a number of risks and uncertainties, including risks described in our filings with the Securities and Exchange Commission. The Company’s actual results may differ materially from the Company’s anticipated or expected results and the results in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Summary Consolidated Statements of Operations (unaudited) for the years ended December 31, 2012 and 2011

Summary Consolidated Balance Sheets (unaudited) as of December 31, 2012 and 2011

Summary Consolidated Statements of Cash Flows (unaudited) for the years ended December 31, 2012 and 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESTONE TECHNOLOGIES CORPORATION

Dated: January 6, 2014	By:	/s/ Han Daqing
	Name:	Han Daqing
	Title:	Chief Executive Officer